AMENDMENT TO

EXECUTIVE EMPLOYMENT AGREEMENT

This AMENDMENT TO EXECUTIVE EMPLOYMENT AGREEMENT (this “Amendment”) dated February 1, 2018, is by and between MGT Capital Investments, Inc. (the “Company”), and Stephen Schaeffer (the “Executive”).

WHEREAS, the Company and the Executive are parties to that certain Executive Employment Agreement, dated August 15, 2017 (the “Executive Employment Agreement”);

WHEREAS, pursuant to the terms of the Executive Employment Agreement, the Executive has served as the President of the Company’s Cryptocurreny Operations from the date of execution of the Executive Employment Agreement;

WHEREAS, pursuant to Section 1.4 (Base Salary and Compensation) and Section 1.5 (Incentive Compensation) of the Executive Employment Agreement, the Company and the Executive desire to amend the Executive Employment Agreement as set forth below:

NOW, THEREFORE, in consideration of the foregoing and the mutual promises of the parties, and other good and valuable consideration, the undersigned agree as follows:

1. The Executive Employment Agreement shall be amended as follows:

In Section 1.4, the dollar amount “$200,000” shall be replaced with “$250,000.”

In Section 1.5(a)(ii), the dollar amount “$200,000” shall be replaced with “$300,000.”

2. Except as herein provided, the terms of the Executive Employment Agreement shall remain in full force and effect.

3. Capitalized terms used but not defined herein shall have the meaning ascribed to such terms in the Executive Employment Agreement.

4. This Amendment may be executed in counterparts (including by facsimile or pdf signature pages or other means of electronic transmission) each of which shall be deemed an original but all of which together will constitute one and the same instrument.

5. Should any provision of this Amendment be declared illegal, invalid or unenforceable in any jurisdiction, then such provision shall be deemed to be severable from this Amendment as to such jurisdiction (but, to the extent permitted by law, not elsewhere) and in any event such illegality, invalidity or unenforceability shall not affect the remainder hereof.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first above written.

MGT CAPITAL INVESTMENTS, INC.
EXECUTIVE
	By:	/s/ H. Robert Holmes
/s/ Stephen Schaeffer	Name:	H. Robert Holmes
Stephen Schaeffer	Title:	Director, Chairman of the Nomination and Compensation Committee